UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

April 13, 2010

Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

On April 13, 2010, Hospira, Inc. (the “Company”) received a warning letter, dated April 12, 2010, from the U.S. Food and Drug Administration (FDA) in connection with the FDA’s inspection of the Company’s pharmaceutical and device manufacturing facilities located in Rocky Mount, North Carolina and Clayton, North Carolina.

In the warning letter, the FDA cites Current Good Manufacturing Practice deficiencies related to particulate in certain emulsion products at the Clayton facility and the failure to adequately validate the processes used to manufacture the Company’s products at the Rocky Mount facility. The letter also asserts other inadequacies, including the Company’s procedures related to the Quality Control unit, investigations, and medical device reporting obligations. The letter asserts that some of the deficiencies were repeat observations from a prior inspection conducted in April 2009, and include a similar violation cited in an August 12, 2009 warning letter to the Company’s Morgan Hill, California facility.

The Company will be undertaking a comprehensive review of its manufacturing operations to ensure compliance with applicable regulations. The warning letter does not restrict production or shipment of the Company’s products from these facilities, but the Company is holding shipment of certain products pending its further investigation and discussions with the FDA. The Company does not anticipate that these matters will adversely impact the Company’s ability to achieve the 2010 financial projections communicated with the full year 2009 earnings release.

The Company takes this matter seriously and intends to respond fully, and in a timely manner, to the FDA’s warning letter. Until the violations are corrected, the Company may be subject to additional regulatory action by the FDA, including the withholding of approval of new drug applications, seizure, injunction, and/or civil monetary penalties. Any such actions could significantly disrupt our ongoing business and operations and have a material adverse impact on our financial position and operating results. There can be no assurance that the FDA will be satisfied with the Company’s response. The warning letter will be posted on the FDA’s website at www.fda.gov and, once posted, will be available for viewing.

Private Securities Litigation Reform Act of 1995 —

A Caution Concerning Forward-Looking Statements

This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of the FDA warning letter on the Company’s 2010 financial projections and statements regarding the Company’s ability to resolve these matters. The Company cautions that these forward-looking statements are subject to risks, uncertainties and assumptions, many of which are beyond Hospira’s control, that may cause actual results to differ materially from those indicated in the forward-looking statements, for a number of reasons, including without limitation, delays in responding to the FDA, additional requests from the FDA, and unanticipated costs or delays associated with the resolution of these matters. Additional information concerning other factors is contained under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, which are incorporated by reference. Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPIRA, INC.

Dated: April 16, 2010	/s/ Brian J. Smith
	By:	Brian J. Smith
	Its:	Senior Vice President, General Counsel and Secretary